Derivative Liabilities	9 Months Ended
Sep. 30, 2017
Derivative Liabilities [Abstract]
Derivative Liabilities

Note 10 – Derivative Liabilities

The Company has identified derivative instruments arising from embedded conversion features in the Company’s convertible notes payable and warrants at September 30, 2017. The Company had no financial assets measured at fair value on a recurring basis as of September 30, 2017.

The following summarizes the Black-Scholes assumptions used to estimate the fair value of the derivative liability and warrant liability at the date of issuance and for the convertible notes converted during the three months ended September 30, 2017.

	Low	High
Annual dividend rate	0%	0%
Expected life	0.34	5.00
Risk-free interest rate	1.14%	1.93%
Expected volatility	65.38%	92.96%

Risk-free interest rate: The Company uses the risk-free interest rate of a U.S. Treasury Note with a similar term on the date of the grant.

Dividend yield: The Company uses a 0% expected dividend yield as the Company has not paid dividends to date and does not anticipate declaring dividends in the near future.

Volatility: The Company calculates the expected volatility of the stock price based on the corresponding volatility of the Company’s peer group stock price for a period consistent with the warrants’ expected term.

Remaining term: The Company’s remaining term is based on the remaining contractual maturity of the warrants.

The following are the changes in the derivative liabilities during the three months ended September 30, 2017.

	Three Months Ended September 30, 2017
	Level 1	Level 2	Level 3
Derivative liabilities as January 1, 2017	$-	$-	$-
Addition	-	-	3,157,682
Conversion	-	-
Reclassification of derivative liability to equity			(356,288)
Loss on changes in fair value	-	-	(1,257,716)
Derivative liabilities as September 30, 2017	$-	$-	$1,543,678